Pacific Life Insurance Company
P.O. Box 2378, Omaha, NE 68103-2378
or 6750 Mercy Rd, Omaha, NE 68106
www.PacificLife.com
Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333

Pacific Odyssey Advantage

Individual Deferred Variable Annuity Application

All pages of this form must be returned. Print clearly in dark ink and avoid highlighting.

1. PRIMARY ANNUITANT *Must be an individual. Check product guidelines for maximum issue age.*

First Name		Middle Name	Last Name			Sex ☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address			
Mailing Address			Mailing City	Mailing State	Mailing Zip Code	
Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code	

JOINT ANNUITANT (*Optional) Not applicable for qualified contracts. Default is Joint unless this box is checked:* ☐ Contingent

First Name		Middle Name	Last Name			Sex ☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address			
Mailing Address			Mailing City	Mailing State	Mailing Zip Code	
Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code	

2. OWNER *If annuitant(s) and owner(s) are the same, do not complete this section. Check product guidelines for maximum issue age.*

First Name		Middle Name	Last Name			Sex ☐ M ☐ F
SSN/TIN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address			
Mailing Address			Mailing City	Mailing State	Mailing Zip Code	
Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code	

JOINT OWNER (*Optional) Not applicable for qualified contracts.*

First Name		Middle Name	Last Name			Sex ☐ M ☐ F
SSN	Date of Birth (mm/dd/yyyy)	Telephone Number	E-mail Address			
Mailing Address			Mailing City	Mailing State	Mailing Zip Code	
Resident Address (if different than mailing address)			Resident City	Resident State	Resident Zip Code	

ICC24 25-1880 Page 1 of 12 05/25 *17573-25a1*

3. BENEFICIARIES

If a beneficiary classification is not indicated, the class for that beneficiary will be primary. Each beneficiary class must equal 100%. Multiple beneficiaries will share the death benefit equally, unless otherwise specified. For contracts owned by a non-individual custodian (including IRAs) or other non-natural owners, the designated recipient will be the owner and beneficiary information provided below may not be valid. A spouse's consent may be required in community property states, if applicable. We recommend you discuss with your legal representative.

If you are naming a minor as your beneficiary, please complete the Special Beneficiary Designation Request form.
See your contract and prospectus for details about death benefit and beneficiary proceeds.

1. First Name		Middle Name	Last Name			Relationship
Entity (if an individual is not selected)	SSN/TIN		Date of Birth (mm/dd/yyyy)	☐ *Primary* ☐ *Contingent*		Percentage ______%
Mailing Address		City	State	Zip Code	Telephone Number	

2. First Name		Middle Name	Last Name			Relationship
Entity (if an individual is not selected)	SSN/TIN		Date of Birth (mm/dd/yyyy)	☐ *Primary* ☐ *Contingent*		Percentage ______%
Mailing Address		City	State	Zip Code	Telephone Number	

3. First Name		Middle Name	Last Name			Relationship
Entity (if an individual is not selected)	SSN/TIN		Date of Birth (mm/dd/yyyy)	☐ *Primary* ☐ *Contingent*		Percentage ______%
Mailing Address		City	State	Zip Code	Telephone Number	

4. First Name		Middle Name	Last Name			Relationship
Entity (if an individual is not selected)	SSN/TIN		Date of Birth (mm/dd/yyyy)	☐ *Primary* ☐ *Contingent*		Percentage ______%
Mailing Address		City	State	Zip Code	Telephone Number	

5. First Name		Middle Name	Last Name			Relationship
Entity (if an individual is not selected)	SSN/TIN		Date of Birth (mm/dd/yyyy)	☐ *Primary* ☐ *Contingent*		Percentage ______%
Mailing Address		City	State	Zip Code	Telephone Number	

6. First Name		Middle Name	Last Name			Relationship
Entity (if an individual is not selected)	SSN/TIN		Date of Birth (mm/dd/yyyy)	☐ *Primary* ☐ *Contingent*		Percentage ______%
Mailing Address		City	State	Zip Code	Telephone Number	

ICC24 25-1880 Page 2 of 12 05/25 *17573-25a2*

ICC24 25-1880 Page 3 of 12 05/25 *17573-25a3* 4. ELECTRONIC INFORMATION OPT-IN CONSENT Provide email address to enroll: By providing an email address below and signing this application, Pacific Life Insurance Company (PLIC) will electronically deliver documents and notices applicable to your insurance application, or policy contract, including reports, prospectuses, prospectus supplements, statements, confirmations, tax forms, proxy solicitations, privacy notice, and other policy-related correspondence in an electronic format (“Electronic Delivery of Documents”) to you, as permitted by law. PLIC will send paper copies of documents if required by state or federal law. Your consent is voluntary. Not all policy servicing documentation and notifications may be currently available in electronic format. For jointly owned contracts, both owners are consenting to receive information electronically. By providing the email address below and signing this application, you confirm you understand and consent to the following: • You are authorizing PLIC to use Electronic Delivery of Documents for purposes of delivering the application, policy and other documents to you; • You are agreeing to set-up a https://annuities.myaccount.pacificlife.com for the purpose of receiving policy servicing documents such as policy statements from PLIC; • To receive documents electronically from PLIC, you confirm that you have a device with ready internet access, an active email account, the ability to read and retain documents online, or print documents; • Once you have agreed to receive your documents electronically, PLIC will provide, at no charge to you, one paper copy per year of any document upon your request; • You agree to provide PLIC with your current email address, current telephone number, and update PLIC promptly when those changes occur either through online updates at https://annuities.myaccount.pacificlife.com or by calling PLIC at (800) 722-4448; • There is no charge to you from PLIC for the use of paper delivery, or the use of Electronic Delivery of Documents; • If PLIC seeks your voluntary consent prior to completion of the application, your voluntary consent must be obtained before the application is completed. However, if you have not consented at the time of the application, then you are still permitted to consent at any time thereafter; • You are not required to provide consent to PLIC to use Electronic Delivery of Documents as a condition of completing the application process or purchasing insurance, or receiving policy servicing documents from PLIC; • Enrolling is not required as a condition to buy any goods, services or property; • For jointly owned contracts, all information will be provided to the email address listed; • Electronic Delivery of Documents will be cancelled if emails are returned as undeliverable. You will then receive paper documents via U.S. mail; and • This consent will remain in effect until you revoke it. If you choose to withdraw your consent, you will no longer obtain documents electronically and will instead receive them in paper format. Revoking your consent does not impact your ability to provide us with consent at a future date. It will also not impact your ability to apply for or purchase insurance from PLIC. You may revoke this consent, opt-out of Electronic Delivery of Documents, or request paper copies of information going forward at any time by contacting PLIC at (800) 722-4448. E-mail Address: 5. TELEPHONE/ELECTRONIC AUTHORIZATION Complete this section to enroll: Yes As the owner, I will receive this privilege automatically. If a contract has joint owners, each owner may individually make certain telephone and/or electronic requests. By checking “Yes,” I am also authorizing and directing Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. 6. HOUSEHOLDING By signing this application, I consent to Pacific Life mailing one copy of contract owner documents to multiple contract owners who share the same household address. Such documents will include prospectuses, prospectus supplements, announcements and reports but will not include contract-specific information such as transaction confirmations and statements. This service, known as “householding”, reduces expenses, environmental waste, and the volume of mail I receive. If I do not wish to participate in this service and prefer to receive my own contract owner documents, I have checked the box below. I elect NOT to participate in householding. FOR EVEN FASTER DELIVERY CHECK HERE

7. CONTRACT TYPE *Select One.*

- ☐ Non-Qualified (*For trust-owned contracts, complete the Trustee Certification and Disclosure form. If the owner is a non-natural person or corporation, complete the Non-Natural or Corporate-Owned Disclosure Statement.)*
- ☐ Post-Death Non-Qualified (*Complete Post-Death Non-Qualified Exchange Disclosure and Distribution Request form.*)
- ☐ IRA
- ☐ Inherited IRA *(For individual-owned or trust-owned Inherited IRA contracts, complete the appropriate Inherited IRA Certification form.)*
- ☐ Roth IRA
- ☐ Inherited Roth IRA (*For individual-owned or trust-owned Inherited IRA contracts, complete the appropriate Inherited IRA Certification form.)*
- ☐ SIMPLE IRA (*Complete SIMPLE IRA Employer Information.)*
- ☐ SEP-IRA

8. INITIAL PURCHASE PAYMENT AMOUNT *Make check payable to Pacific Life Insurance Company*

8A. NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial payment

1035 exchange(s)/estimated transfer $______________

Amount enclosed $______________

8B. QUALIFIED CONTRACT PAYMENT TYPE *Indicate type of initial payment. If no year is indicated, contribution defaults to current tax year.*

Transfer $______________

Rollover $______________

Contribution $______________ for tax year ___________

9. REPLACEMENT

9A. EXISTING INSURANCE

CHECK ONE ☐Yes ☐No Do you have any existing life insurance or annuity contracts with this or any other company? *(Default is "Yes" if neither box is checked.)*

9B. REPLACEMENT

CHECK ONE ☐Yes ☐No Is your intent that the purchase of this annuity will result in the replacement, termination, or change in value of any existing life insurance or annuity in this or any other company? If "Yes," provide the information below for each policy or contract being replaced and attach any required state replacement and/or 1035 transfer/exchange forms.

1. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced ☐ Life Insurance ☐ Fixed Annuity ☐ Variable Annuity		
Mailing Address	City	State	Zip Code	Telephone Number
2. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced ☐ Life Insurance ☐ Fixed Annuity ☐ Variable Annuity		
Mailing Address	City	State	Zip Code	Telephone Number
3. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced ☐ Life Insurance ☐ Fixed Annuity ☐ Variable Annuity		
Mailing Address	City	State	Zip Code	Telephone Number
4. Surrendering Company Name	Policy or Contract Number	Policy or Contract Type Being Replaced ☐ Life Insurance ☐ Fixed Annuity ☐ Variable Annuity		
Mailing Address	City	State	Zip Code	Telephone Number

ICC24 25-1880 Page 4 of 12 05/25 *17573-25A4*

ICC24 25-1880 Page 5 of 12 05/25 *17573-25A5* 10. RIDERS Optional Subject to state and broker/dealer availability. Riders are irrevocable after election. If the rider selected cannot be added to the contract due to age restrictions, state, or broker/dealer availability, the contract will be issued without the optional rider. 10A. DEATH BENEFIT COVERAGE RIDER If a below death benefit rider is not selected, your death benefit will be the contract value as of the Notice Date. Return of Purchase Payments Death Benefit Owner(s) and Annuitant(s) must not be over age 85 at issue. 10B. GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (GMWB) You may select only ONE rider. The GMWB rider is not available with Inherited IRA, Inherited Roth IRA, Inherited TSA, and Post-Death Non-Qualified business. Portfolio Income Benefit – Single Life The Designated Life must be an Owner and Annuitant (youngest Annuitant if a non-natural Owner) and must not be over age 85 at issue. Single Life Option is permitted with joint owners. Either owner may be chosen as the Designated Life and must be indicated below. Designated Life’s/Owner’s First Name Middle Name Last Name Portfolio Income Benefit – Joint Life Both Designated Lives must be natural persons who are each other’s spouses and must not be over age 85 at issue. See note below. Note (applies to Joint Life selections): Available only if the Contract Type selected in Section 7 is Non-Qualified (not available if the Owner is a trust or other entity), IRA, Roth IRA, SIMPLE IRA, or SEP-IRA. Joint Owners must be spouses, if applicable. If the contract is owned by a sole Owner, the Owner's spouse must be designated as the sole primary beneficiary. Complete the beneficiary information in the Beneficiaries section. 11. DOLLAR COST AVERAGING (DCA) (Optional) If elected, 100% of your initial investment will be allocated to the DCA Plus Fixed Term unless you indicate a different percentage below. If you select a percentage less than 100% in the Allocation Options section, the remainder of the purchase payment will be allocated pro rata to the allocations selected. To indicate a source account other than DCA Plus Fixed Term, use the “Remarks” section, or the Transfers and Allocations form. Additional investments will be allocated to the DCA Plus Fixed Term selection indicated below unless alternate instructions are on file or provided with the investment. DCA Plus Fixed Term Select one: 6 months 12 months ________% of initial investment. Default will be 100% if not indicated in the Allocation Options section. 12. REBALANCING Optional. Quarterly Semi-annually Annually

13. ALLOCATION OPTIONS

Use this section to allocate 100% of your investment. Use whole percentages only. Additional investments will be allocated based on the options below, and where applicable if a selection was made in the "Dollar Cost Averaging (DCA)" section, unless alternate instructions are on file or provided with the investment.

You may indicate any combination of investments. Allocations must total 100%.

U.S. Fixed - Income Portfolios	**American Funds®** IS American High-Income Trust℠	________%	
	American Funds® IS The Bond Fund of America℠	________%	
	American Funds® IS U.S. Government Securities Fund℠	________%	
	Aristotle Pacific Core Income	________%	
	Aristotle Pacific Floating Rate Income	________%	
	Aristotle Pacific High Yield Bond	________%	
	Fidelity® VIP Government Money Market Portfolio	________%	
	Fidelity® VIP Strategic Income	________%	
	Janus Henderson VIT Flexible Bond Portfolio	________%	
	JPMorgan Intermediate Bond	________%	
	Loomis Diversified Bond	________%	
	Lord Abbett Bond Debenture Portfolio VC	________%	
	Lord Abbett Total Return Portfolio VC	________%	
	PIMCO Inflation Managed	________%	
	PIMCO Total Return	________%	
	PIMCO VIT Income Portfolio	________%	
	PLFA Bond Plus	________%	
	T. Rowe Price Short Duration Bond	________%	________%**Total**
Non-U.S. Fixed - Income Portfolios	**American Funds®** IS Capital World Bond Fund℠	________%	
	Principal Emerging Markets Debt	________%	
	Templeton Global Bond VIP Fund	________%	________%**Total**
U.S. Equity Portfolios	**American Funds®** IS Growth Fund℠	________%	
	American Funds® IS Growth-Income Fund℠	________%	
	American Funds® IS Washington Mutual Investors Fund℠	________%	
	Avantis Small-Cap Value	________%	
	BlackRock Small-Cap Index	________%	
	Boston Partners Mid-Cap Value	________%	
	ClearBridge Large-Cap Value	________%	
	Federated Hermes Mid-Cap Growth	________%	
	FIAM LLC Large-Cap Growth	________%	

CONTINUED ON NEXT PAGE

ICC24 25-1880 Page 6 of 12 05/25 *17573-25A6*

13. ALLOCATION OPTIONS (continued)

U.S. Equity Portfolios (continued)	**Fidelity®** VIP Contrafund®	________%	
	Franklin Rising Dividends VIP Fund	________%	
	Franklin/BlackRock Small-Cap Equity	________%	
	Janus Focused Growth	________%	
	JPMorgan Large-Cap Core	________%	
	JPMorgan Value Advantage	________%	
	Lincoln VIP American Century Mid Cap Value Fund	________%	
	MFS® Growth	________%	
	MFS® Small-Cap Growth	________%	
	PLFA Large-Cap Plus Bond Alpha	________%	
	PLFA Mid-Cap Plus Bond Alpha	________%	
	PLFA QQQ® Plus Bond Alpha	________%	
	PLFA Small-Cap Plus Bond Alpha	________%	
	Putnam Value	________%	
	Schwab® S&P 500 Index Portfolio	________%	
	T. Rowe Price Dividend Growth	________%	________%**Total**
Non-U.S. Equity Portfolios	**American Funds®** IS Capital World Growth and Income Fund℠	________%	
	American Funds® IS Global Growth Fund℠	________%	
	American Funds® IS Global Small Capitalization Fund℠	________%	
	American Funds® IS International Fund℠	________%	
	American Funds® IS International Growth and Income Fund℠	________%	
	American Funds® IS New World Fund℠	________%	
	ClearBridge International Growth	________%	
	FIAM LLC International Small-Cap	________%	
	Franklin Mutual Global Discovery VIP Fund	________%	
	Goldman Sachs Emerging Markets	________%	
	Invesco V.I. Global Fund	________%	
	Invesco Oppenheimer V.I. International Growth Fund	________%	
	MFS® International Large-Cap	________%	
	PLFA International Equity Plus Bond Alpha	________%	
	Wellington International Value	________%	________%**Total**
Alternative Strategies Portfolios	**JPMorgan** Hedged Equity	________%	
	PIMCO VIT CommodityRealReturn® Strategy Portfolio	________%	
	VanEck VIP Global Resources Fund	________%	________%**Total**
Sector Portfolios	**BlackRock** Health Sciences	________%	
	FIAM LLC Technology	________%	
	Invesco V.I. Global Real Estate Fund	________%	
	Macquarie VIP Energy Series	________%	
	MFS® Utilities Series	________%	
	Principal Real Estate	________%	________%**Total**

CONTINUED ON NEXT PAGE

ICC24 25-1880 Page 7 of 12 05/25 *17573-25A7*

13. ALLOCATION OPTIONS (continued)

Asset Allocation/Balanced Portfolios	**American Funds®** IS Asset Allocation Fund℠	________%	
	American Funds® IS Capital Income Builder® Fund℠	________%	
	American Funds® IS Global Balanced Fund℠	________%	
	American Funds® IS Managed Risk Asset Allocation Fund℠	________%	
	Avantis Balanced Allocation	________%	
	BlackRock 60/40 Target Allocation ETF V.I. Fund	________%	
	BlackRock Global Allocation V.I. Fund	________%	
	Fidelity® VIP FundsManager® 60%	________%	
	First Trust/Dorsey Wright Tactical Core Portfolio	________%	
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	________%	
	Franklin Allocation VIP Fund	________%	
	Franklin Income VIP Fund	________%	
	Invesco V.I. Balanced-Risk Allocation Fund	________%	
	Invesco V.I. Equity and Income Fund	________%	
	Janus Henderson VIT Balanced Portfolio	________%	
	Macquarie VIP Asset Strategy Series	________%	
	MFS® Total Return Series	________%	
	PLFA ESG Diversified	________%	
	PLFA ESG Diversified Growth	________%	
	PLFA Pacific Dynamix® Conservative-Growth	________%	
	PLFA Pacific Dynamix® Moderate-Growth	________%	
	PLFA Pacific Dynamix® Growth	________%	
	PLFA Pacific Dynamix® Aggressive-Growth	________%	
	PLFA Portfolio Optimization Conservative	________%	
	PLFA Portfolio Optimization Moderate-Conservative	________%	
	PLFA Portfolio Optimization Moderate	________%	
	PLFA Portfolio Optimization Growth	________%	
	PLFA Portfolio Optimization Aggressive-Growth	________%	
	Schwab VIT Balanced Portfolio	________%	
	Schwab VIT Balanced with Growth Portfolio	________%	
	Schwab VIT Growth Portfolio	________%	________**%Total**
		MUST TOTAL 100%	________**%Total**

ICC24 25-1880 Page 8 of 12 05/25 *17573-25A8*

ICC24 25-1880 Page 9 of 12 05/25 *17573-25a9* 14. REMARKS (Use for additional detail or clarifications). If additional space is needed, attach a letter signed and dated by the owner(s). 15. CERTIFICATION OF OWNER’S TAXPAYER IDENTIFICATION NUMBER Check this box if you are not a U.S. Citizen or other U.S. person as defined in #3 below and this section does not apply to you. Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined in the instructions in item 3 of the Certification on the official IRS Form W-9). 4. I am exempt from FATCA reporting (defined in the instructions in item 4 of the Certification on the official IRS Form W-9). Note: You must check here if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

ICC24 25-1880 Page 10 of 12 05/25 *17573-25a10* 16. STATEMENT OF OWNER(S) I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth, Social Security or taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer. I understand that failure to provide this information could result in the annuity contract not being issued, delayed or unprocessed transactions, or annuity contract termination. I, the owner(s), understand that I have applied for a variable annuity contract (“contract”) issued by Pacific Life Insurance Company (“Pacific Life”). I received the variable annuity prospectus, and if applicable, the Buyer’s Guide for Deferred Annuities for this variable annuity contract. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, and agree that this application will be part of the annuity contract issued by Pacific Life Insurance Company. After reviewing my financial background with my Financial Professional, I believe this contract, including the benefits of its insurance features, will meet my financial objectives based in part upon my age, income, net worth, and tax status, and any existing investments, annuities, or other insurance products I own. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I also considered my liquidity needs, risk tolerance, and investment time horizon when selecting variable investment options. I understand the terms and conditions related to any rider applied for and believe that the rider(s) meet(s) my insurable needs and financial objectives. I have discussed all fees and charges for this contract with my Financial Professional. I understand that if I cancel a contract issued as a result of this application without penalty during the Right to Cancel initial review period, depending upon the state where my contract is issued, it is possible the amount refunded may be less than the initial amount I invested due to the investment experience of my selected investment options. If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from my Financial Professional, the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act. I certify that all answers to questions and statements made on this application are true and complete to the best of my knowledge and belief. I UNDERSTAND THAT BENEFITS AND VALUES PROVIDED UNDER THE CONTRACT MAY BE ON A VARIABLE BASIS. AMOUNTS DIRECTED INTO ONE OR MORE VARIABLE INVESTMENT OPTIONS WILL REFLECT THE INVESTMENT EXPERIENCE OF THOSE INVESTMENT OPTIONS. THESE AMOUNTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Fraud Notice: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Owner’s Signature Owner’s Signature Date (mm/dd/yyyy) Joint Owner’s Signature Joint Owner’s Signature (if applicable) Date (mm/dd/yyyy) Signed at: City State State Solicited: Complete this box for custodial-owned qualified contracts only. Will not be valid for any other contract types. Information put here will be used for contract and Financial Professional appointment purposes. SIGN HERE SIGN HERE

ICC24 25-1880 Page 11 of 12 05/25 *17573-25a11* 17. FINANCIAL PROFESSIONAL’S STATEMENT 17A. EXISTING INSURANCE Yes No Do you have any reason to believe that the applicant has any existing life insurance policies or annuity contracts? (Default is “Yes” if neither box is checked.) 17B. REPLACEMENT Yes No Do you have reason to believe that any existing life insurance policy or annuity contract has been (or will be) surrendered, withdrawn from, loaned against, changed, or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued? If “Yes,” I affirm that I have referred the applicant to the replacement question in Section 9B of this application. I hereby certify that I have used only Pacific Life’s approved sales material in connection with this sale and that copies of all sales materials used were left with the applicant. Any insurer-approved electronically presented sales materials will be provided in printed form to the applicant no later than at the time of the policy or contract delivery. I further certify that I have discussed the appropriateness of replacement and followed Pacific Life’s written replacement guidelines. I have explained to the owner(s) how the annuity will meet their insurable needs and financial objectives. I certify that I have reviewed this application and have determined that its proposed purchase is suitable as required under law, based in part on information provided by the owner(s), as applicable, including age, income, net worth, and tax status, and any existing investments and insurance program. I certify that I have provided the applicant with the variable annuity prospectus, and if applicable, the Buyer’s Guide for Deferred Annuities for this variable annuity contract. I further certify that I have also considered the owner’s liquidity needs, financial resources used to fund the annuity (including debts and obligations), willingness to accept any non-guaranteed elements, risk tolerance, and investment time horizon; that I followed my broker/dealer’s suitability guidelines in both the recommendation of this annuity and the choice of investment options, and that this application is subject to review for suitability by my broker/dealer. For states where applicable, I further certify that the recommended purchase is in the best interest of the owner(s), that I have followed the standards and obligations required under law in making that best interest determination, and that I did not place my own or Pacific Life’s financial interests ahead of the interests of the owner(s). I further certify that I have truly and accurately recorded on the application the information provided to me by the applicant. If the applicant is an active duty member of the United States Armed Forces (including active duty military reserve personnel), I certify that this application was not solicited and/or signed on a military base or installation, and I provided to the applicant the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act. I further certify that, prior to soliciting the contract applied for, I have completed all state mandated annuity, insurance, and/or product training and agree to provide documentation of such completion upon request by Pacific Life. First Soliciting Financial Professional’s Signature Soliciting Financial Professional’s Signature Print First Financial Professional’s Full Name First Financial Professional’s Telephone Number First Financial Professional’s Email Address First Broker/Dealer’s Name (if applicable) First Brokerage Account Number (optional) First Distribution Firm’s Name (if applicable) First Option A B C D E F First ID # (if applicable) CONTINUED ON NEXT PAGE CHECK ONE CHECK ONE SIGN HERE

ICC24 25-1880 Page 12 of 12 05/25 *17573-25a12* 17. FINANCIAL PROFESSIONAL’S STATEMENT (continued) Second Soliciting Financial Professional’s Signature Soliciting Financial Professional’s Signature (if applicable) Print Second Financial Professional’s Full Name Second Financial Professional’s Telephone Number Second Financial Professional’s Email Address Second Broker/Dealer’s Name (if applicable) Second Brokerage Account Number (optional) Second Distribution Firm’s Name (if applicable) Second Option Option will be the same as selected above. Second ID # (if applicable) Send completed application as follows: APPLICATION WITH PAYMENT: APPLICATION WITHOUT PAYMENT: Regular Mail Delivery: P.O. Box 2290 Omaha, NE 68103-2290 Regular Mail Delivery: P.O. Box 2378 Omaha, NE 68103-2378 Email: AnnuityService@PacificLife.com Fax: (888) 837-8172 Online Upload: Financial Professionals can log in to Annuities.PacificLife.com Overnight Mail Delivery: 6750 Mercy Rd Omaha, NE 68106 Overnight Mail Delivery: 6750 Mercy Rd Omaha, NE 68106 Questions: Contract Owners: (800) 722-4448 Financial Professionals: (800) 722-2333 SIGN HERE

Application Instructions: Use these instructions when completing the application. Pacific Life has policies to maintain physical, electronic, and procedural safeguards to protect the confidentiality of your personal information. Access to personal information is available only to those people who need to know in order to service your business. The data you are providing is used to service and manage your relationship with us. Please review our online Privacy Promise for details on how we use and protect your personal information: https://paclife.co/privacy-promise. For additional information regarding the product applied for, consult the prospectus: www.PacificLife.com/Prospectuses. 1. & 2. Annuitant(s)/Owner(s): Check product guidelines for minimum and maximum issue age. When setting up annuity contracts, there are many combinations of owner and annuitant registrations which may result in different death benefit consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. For qualified contracts, there cannot be joint or contingent annuitants. For Non-Natural Owners, there cannot be contingent annuitants. Spousal signatures may be required for certain actions in qualified contracts. This contract is not intended for use in group unallocated plans. For IRAs (except Inherited IRAs), owner and annuitant should be the IRA owner. For Inherited IRAs, also complete and attach the appropriate Inherited IRA Certification form and see the Inherited IRA Checklist for owner/annuitant information. If trust is owner (other than Charitable Remainder Trust), also complete Trustee Certification and Disclosure form. Consult a tax advisor to properly structure annuity contracts and effect transfers. 3. Beneficiaries: Indicate the person(s) or entity(ies) to be designated as beneficiary(ies). If no beneficiary(ies) is/are indicated, the provisions of the contract will govern as to the payment of any death benefit proceeds. If you would like to designate contingent beneficiaries or provide detailed beneficiary instructions, complete the Special Beneficiary Designation Request form or “Remarks” section of the application. 4. Electronic Information Opt-In Consent (Optional): Complete this section to receive access to statements and other information electronically from our website. This instruction is valid until you instruct us otherwise. 5. Telephone and Electronic Transaction Authorization (Optional): By checking this box, you authorize Pacific Life to receive certain instructions by telephone or electronically from your designee. This instruction is valid until you instruct us otherwise. Telephone/Electronic contract changes will be subject to the conditions of the contract and the administrative requirements of Pacific Life. 6. Householding: Check the box if you do not want to participate in Pacific Life’s householding service. 7. Contract Type: Check the type of annuity contract to be issued. Complete appropriate form indicated. 8. Initial Purchase Payment Amount: Complete the applicable section(s) and indicate the type of payment. Minimum premium amount is $25,000 for non-qualified and qualified contracts. Transfer indicates a trustee-to-trustee or a custodian-to-custodian transfer only. 9. Replacement: Indicate if this is a replacement or not by checking the appropriate box. If yes, provide the additional information and attach a Transfer/Exchange form and any required state replacement form(s). 10. Optional Riders (subject to state and broker/dealer availability): If the rider is selected and cannot be added to the contract due to age restrictions, state, or broker/dealer availability, the contract will be issued without the rider. 11. Dollar Cost Averaging (DCA): If choosing the DCA Plus Fixed Term option, indicate a 6-month or 12-month guarantee term. 100% of your initial investment will be allocated to the DCA Plus Fixed Term unless you elect a percentage. If you select a percentage less than 100% in the Allocation Options, the remainder of the purchase payment will be allocated pro rata to the allocations selected. If a percentage less than 100% is indicated, the remainder of the initial purchase payment will be allocated pro rata to the target allocations in Section 13. Only one guarantee term may be in effect at any given time. 12. Rebalancing (Optional): Indicate your rebalancing preference. 13. Allocation Options: Use this section to allocate 100% of your investments. 14. Remarks: Use this section to indicate special registrations, additional beneficiaries, or other instructions. 15. Certification of Owner’s Taxpayer Identification: Select the applicable boxes if the owner is not a U.S. Citizen or other U.S. person as defined in the IRS W-9 form or if the owner is subject to IRS backup withholding. 16. Statement of Owner(s): Read this section carefully. The application must be signed and dated by the owner. In cases of joint ownership, both owners must sign. City and state where the application is signed must also be indicated. Complete the “Solicited at: State” box for custodial-owned contracts only. 17. Financial Professional’s Statement: Financial Professional(s) must select a commission option and assure that responses in Section 9 and 17 are consistent. SUBMITTING YOUR BUSINESS - Help avoid a returned application by confirming your application has the following minimum information: • Annuitant and Owner information – Sections 1 & 2 • Contract type is correct – Section 7 • Replacement question – Section 9 • Date application is signed – Section 16 • City and state where application is signed – Section 16 • Financial Professional’s signature(s) – Section 17